EXHIBIT 99.1

CERTIFICATION PURSUANT TO SECTION 906
OF
THE SARBANES-OXLEY ACT OF 2002

        In connection with the quarterly report of Netword, Inc. (the “Company”) on Form 10-QSB for the fiscal quarter ended September 30, 2002 (the “Report”) and pursuant to 18 U.S.C Section 1350, as adopted in Section 906 of the Sarbanes-Oxley Act of 2002, I, MICHAEL L. WISE, President and CEO of the Company, certify that to the best of my knowledge:

1.	The Report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934; and;

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 11, 2002	/s/ Michael L. Wise —————————————— Michael L. Wise President & CEO

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